May 31, 2016

BNY MELLON FUNDS TRUST

Supplement to Prospectus
dated December 31, 2015

The following information replaces the second paragraph contained in the section of the funds' prospectus entitled "Shareholder Guide – Buying, Selling and Exchanging Shares":

Class M shares are generally offered only to Wealth Management Clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as "Qualified Accounts." Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the funds' transfer agent (BNY Mellon Fund Accounts). Class M shares of BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account (Investment Advisory Firms). Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million. Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms. Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates. Class M shares of each fund, except BNY Mellon Income Stock Fund, BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund, also may be purchased by (i) institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the funds' distributor, and except as otherwise may be approved by BNY Mellon Wealth Management with respect to certain Retirement Plans, that make an initial investment in Class M shares of a fund of at least $1 million and (ii) certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNY Mellon Wealth Management and make an initial investment in Class M shares of a fund of at least $1 million (collectively, Institutional Investors). Generally, each such Institutional Investor will be required to open and maintain a single master account with the Trust for all purposes. Institutional Investors purchasing fund shares on behalf of their clients determine whether Class M shares will be available for their clients. Accordingly, the availability of Class M shares of a fund will depend on the policies of the Institutional Investor. Class M shares of each fund, except for BNY Mellon Income Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large-Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund, also are offered to unaffiliated investment companies approved by BNY Mellon Wealth Management. In addition, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments must be in the respective fund's Class M shares.

Institutional Investors holding Class M shares of BNY Mellon Income Stock Fund as of May 31, 2016, may continue to purchase Class M shares of such fund for their existing accounts. After May 31, 2016, Institutional Investors may purchase Class Y shares of BNY Mellon Income Stock Fund for new accounts. Class Y shares of BNY Mellon Income Stock Fund are offered in a separate prospectus. Investors may obtain a copy of the prospectus for Class Y shares of the fund by calling 1-800-DREYFUS.